                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                   August 15, 1998
Commission File Number                                              333-35847-02

                   FIRST SECURITY AUTO GRANTOR TRUST 1998-A
            (Exact name of registrant as specified in its charter)
State of incorporation                                                      Utah
I.R.S. Employer Identification No.                                    87-6238935
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

   Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period Jun. 24, 1998 through Jul. 23, 1998.


SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO GRANTOR TRUST 1998-A
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


[SIGNED]                                                  August 15, 1998
_______________________________________________________   ____________________
Scott C. Ulbrich                                          (Date)
Authorized Officer

EXHIBIT A

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.
June 24, 1998 Thru July 23, 1998

June 24, 1998 Thru July 23, 1998
Distribution Date: 8-14-98

Statement for Class A and Class B Certificateholders Pursuant                                                 Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                                Class A/Class B
                                                                                                                  Certificate Amount
(i)  Principal Distribution
          Class A  Amount                                                                       16,811,630.13                35.1619
          Class B Amount                                                                           792,198.61                35.1619

(ii)  Interest Distribution
          Class A  Amount                                                                        2,091,378.16                 4.3742
          Class B Amount                                                                           101,026.18                 4.4841

(iii)  Yield Supplement Amount                                                                           0.00                 0.0000

(iv)  Basic Servicing Fee                                                                          366,822.14                 0.7327

(v)  Class A Certificate Balance (end of Collection Period)                                    403,565,888.95
     Class A Pool Factor (end of Collection Period)                                                 0.8440681
     Class B Certificate Balance (end of Collection Period)                                     19,016,855.33
     Class B Pool Factor (end of Collection Period)                                                 0.8440681

(vi)  Total Pool Balance (end of Collection Period)                                            422,582,744.28

(vii)  Realized Losses                                                                             151,319.64

(viii) (x) Excess of Class A Certificate Balance over Pool Balance                                       0.00
        (y) Excess of Class B Certificate Balance over amount by which Pool Balance exceeds              0.00
              Class A Certificate Balance

(ix)  Reserve Account Balance after Giving Effect to Payments                                   17,771,919.90
       Made on Distribution Date

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Sellers
       or purchased by Servicers                                                                   175,690.73
